                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 20, 1996


                   FORD CREDIT AUTO OWNER TRUST Series 1996-A
            (Ford Credit Auto Receivables Two L.P. - Originator)
        -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                           333-1245                     38-3295857
- --------                           ---------                    ----------
(State or other juris-      (Commission File Number)           (IRS Employer
diction of incorporation                                         I.D. No.)



The American Road, Dearborn, Michigan                           48121
- ----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events

     In connection with the registration under the Securities Act of 1933, as amended, by Ford Credit Auto Receivables Two L.P. ("FCARTLP") of $5,000,000,000 aggregate principal amount of Asset Backed Securities and the issuance by Ford Credit Auto Owner Trust 1996-A (the "Trust") of $1,043,322,567 aggregate principal amount of such Asset Backed Securities designated as $320,031,000 Class A-1 5.67% Money Market Asset Backed Notes, $283,049,000 Class A-2 6.30% Asset Backed Notes, $219,119,000 Class A-3 6.50% Asset Backed Notes, $184,607,000 Class A-4 6.75% Asset Backed Notes and $36,516,567 7.00% Asset
Backed Certificates pursuant to the Prospectus dated June 11, 1996 and the Prospectus Settlement dated June 13, 1996 filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2), FCARTLP is filing as exhibits to this Current Report on Form 8-K (i) the Restated Limited Partnership Agreement between FCARTLP and Ford Motor Credit Company ("Ford Credit"), (ii) a conformed copy of Indenture dated as of June 1, 1996 between the Trust and Chemical Bank ("Indenture Trustee"), (iii) a conformed copy of Restated Trust Agreement between FCARTLP and PNC Bank, Delaware, (iv) a conformed copy of Purchase Agreement dated as of June 1, 1996 between Ford Credit and FCARTLP, (v) opinion of Skadden, Arps, Slate, Meagher & Flom with respect to certain federal income tax matters, (vi) opinion of J. D. Bringard, General Counsel of Ford Credit, relating to certain Michigan tax matters, (vii) a conformed copy of Sale and Servicing Agreement dated as of June 1, 1996 among FCARTLP, Ford Credit and the Trust, (viii) a conformed copy of Administration Agreement dated as of June 1, 1996 among the Trust, Ford Credit, as administrator, and the Indenture Trustee and (ix) the Appendix A - Defined Terms. Such exhibits are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                    EXHIBITS

Designation          Description                             Method of
                                                             Filing
- -----------          ------------                            ----------------
Exhibit 3.2          Restated Limited Partnership            Filed with
                     Agreement between FCARTLP and           this Report.
                     Ford Credit.

Exhibit 4.1          Conformed copy of Indenture             Filed with
                     dated as of June 1, 1996 between        this Report.
                     the Trust and Indenture Trustee.

Exhibit 4.2          Conformed copy of Restated Trust        Filed with
                     Agreement between FCARTLP and PNC       this Report.
                     Bank, Delaware.

Exhibit 8.1          Opinion of Skadden, Arps, Slate,        Filed with
                     Meagher & Flom with respect to          this Report.
                     certain federal income tax matters.

Designation          Description                             Method of
                                                             Filing
- -----------          ------------                            --------------
Exhibit 8.2          Opinion of J. D. Bringard, General      Filed with
                     Counsel of Ford Credit relating to      this Report.
                     certain Michigan tax matters.

Exhibit 23.1         Consent of Skadden, Arps, Slate,
                     Meagher & Flom (included as part
                     of Exhibit 8.1).

Exhibit 23.2         Consent of J.D. Bringard, General
                     Counsel of Ford Credit (included
                     as part of Exhibit 8.2).

Exhibit 99.1         Conformed copy of Sale and Servicing    Filed with
                     Agreement dated as of June 1, 1996      this Report.
                     among FCARTLP, Ford Credit and the
                     Trust.

Exhibit 99.2         Conformed copy of Administration        Filed with
                     Agreement dated as of June 1, 1996      this Report.
                     among Ford Credit, as administrator,
                     the Indenture Trustee and the Trust.

Exhibit 99.3         Conformed copy of Purchase Agreement    Filed with
                     dated as of June 1, 1996 between        this Report.
                     Ford Credit and FCARTLP.

Exhibit 99.4         Appendix A - Defined Terms.             Filed with
                                                             this Report.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    Ford Credit Auto Receivables Two L.P.
                                                (Registrant)

                                    By:  Ford Credit Auto Receivables
                                         Two, Inc., General Partner


Date:  July 1, 1996                 By:/s/R. P. Conrad
                                    ----------------------------------------
                                    Assistant Secretary

                                 EXHIBIT INDEX


Designation                 Description
- -----------                 -----------
Exhibit 3.2          Restated Limited Partnership
                     Agreement between FCARTLP and
                     Ford Credit.

Exhibit 4.1          Conformed copy of Indenture
                     dated as of June 1, 1996 between
                     the Trust and Indenture Trustee.

Exhibit 4.2          Conformed copy of Restated Trust
                     Agreement between FCARTLP and PNC
                     Bank, Delaware.

Exhibit 8.1          Opinion of Skadden, Arps, Slate,
                     Meagher & Flom with respect to
                     certain federal income tax matters.

Exhibit 8.2          Opinion of J. D. Bringard, General
                     Counsel of Ford Credit, relating to
                     certain Michigan tax matters.

Exhibit 23.1         Consent of Skadden, Arps, Slate,
                     Meagher & Flom (included as part
                     of Exhibit 8.1).

Exhibit 23.2         Consent of J.D. Bringard, General
                     Counsel of Ford Credit (included
                     as part of Exhibit 8.2).

Exhibit 99.1         Conformed copy of Sale and Servicing
                     Agreement dated as of June 1, 1996
                     among FCARTLP, Ford Credit and the
                     Trust.

Exhibit 99.2         Conformed copy of Administration
                     Agreement dated as of June 1, 1996
                     among Ford Credit, as administrator,
                     the Indenture Trustee and the Trust.

Exhibit 99.3         Conformed copy of Purchase Agreement
                     dated as of June 1, 1996 between
                     Ford Credit and FCARTLP.

Exhibit 99.4         Appendix A - Defined Terms.